Prepaid expenses (Details) - USD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Disclosure of Prepaid expenses [Abstract]
Prepaid rentals	[1]	$ 27,464	$ 28,349
Prepaid insurances		12,486	12,401
Deferred costs of works for taxes		2,407	2,013
Other prepaid expenses		1,366	2,343
Prepayments		43,723	45,106
Classification by maturity:
Current portion		17,145	17,551
Non-current portion		26,578	27,555
Prepayments		$ 43,723	$ 45,106

[1]	This item corresponds to the balance of an original prepayment of US$31 million for the lease of hydraulic installations by the subsidiary Empresa de Generacion Huanza S.A. This prepayment is being charged to results during the life of the underlying assets (35 years) since January 2015.